Exhibit 23.2

YOUNG CONAWAY STARGATT & TAYLOR, LLP

BEN T. CASTLE

SHELDON N. SANDLER

RICHARD A. LEVINE

RICHARD A. ZAPPA

RICHARD H. MORSE

DAVID C. MCBRIDE

JOSEPH M. NICHOLSON

CRAIG A. KARSNITZ

BARRY M. WILLOUGHBY

ANTHONY G. FLYNN

JEROME K. GROSSMAN

EUGENE A. DIPRINZIO

JAMES L. PATTON, JR.

ROBERT L. THOMAS

WILLIAM D. JOHNSTON

TIMOTHY J. SNYDER

BRUCE L. SILVERSTEIN

WILLIAM W. BOWSER

LARRY J. TARABICOS

RICHARD A. DILIBERTO, JR.

MELANIE K. SHARP

CASSANDRA F. ROBERTS

RICHARD J A. POPPER

TERESA A. CHEEK

NEILLI MULLEN WALSH

ROBERT S. BRADY

JOEL A. WAITE

BRENT C. SHAFFER

DANIEL P. JOHNSON

CRAIG D. GREAR

TIMOTHY JAY HOUSEAL

MARTIN S. LESSNER

PAULINE K. MORGAN

C. BARR FLINN

NATALIE WOLF

LISA B. GOODMAN

JOHN W. SHAW

JAMES P. HUGHES, JR.

EDWIN J. HARRON

MICHAEL R. NESTOR

ROLIN P. BISSELL

SCOTT A. HOLT

JOHN T. DORSEY

M. BLAKE CLEARY

CHRISTIAN DOUGLAS WRIGHT

DANIELLE GIBBS

JOHN J. PASCHETTO

NORMAN M. POWELL

ELENA C. NORMAN

EDMON L. MORTON

JOHN E. TRACEY

ADAM W. POFF

SEAN M. BEACH

JOSEPH M. BARRY

SHARON M. ZIEG

DAVID R. HURST

TIMOTHY E. LENGKEEK

MATTHEW B. LUNN

THE BRANDYWINE BUILDING

1000 WEST STREET, 17TH FLOOR

WILMINGTON, DELAWARE 19801

P.O. BOX 391

WILMINGTON, DELAWARE 19899-0391

(302) 571-6600

(800) 253-2234 (DE ONLY)

FAX: (302)571-1253

110 WEST PINE STREET

P.O. BOX 594

GEORGETOWN, DELAWARE 19947

(302) 856-3571

(800) 255-2234 (DE ONLY)

FAX: (302) 856-9338

WWW.YOUNGCONAWAY.COM

DIRECT DIAL: (302)571-6629

DIRECT FAX: (302)576-3328

npowell@ycst.com

RYAN M. BARTLEY

DONALD J. BOWMAN, JR.

MICHELE SHERRETTA BUDICAK

EMILY V. BURTON

ERIKA R. CAESAR

JEFFREY T. CASTELLANO

DOUGLAS T. COATS

KARA HAMMOND COYLE

KRISTEN SALVATORE DEPALMA

MARGARET M. DIBIANCA

JUSTIN P. DUDA (NY ONLY)

MARY F. DUGAN

ERIN EDWARDS

KENNETH J. ENOS

KERRIANNE MARIE FAY

MARIS FINNEGAN

WILLIAM E. GAMGORT

MARGARET WHITEMAN GREECHER

SEAN T. GREECHER

MEGAN C. HANEY

A. DAVID HANSEN

STEPHANIE L. HANSEN

JAMES L. HIGGINS

LAUREN HUDECKI

PATRICK A. JACKSON

SPECIAL COUNSEL

KAREN L. PASCALE

KAREN E. KELLER

JENNIFER M. KINKUS

SARA BETH A. R. KOHUT

EVANGELOS KOSTOULAS

PILAR G. KRAMAN

JOHN C. KUFFEL

ANDREW A. LUNDGREN

JAIME N. LUTON

ANDREW L. MAGAZINER

ADRIA B. MARTINELLI

KATHALEEN MCCORMICK

TAMMY L. MERCER

MARIBETH L. MINELLA

LAUREN E. MOAK

MICHAEL S. NEIBURG

JENNIFER R. NOEL

ROBERT F. POPPITI, JR.

NICHOLAS J. ROHRER

ANDREW E. RUSSELL

JUSTIN H. RUCKI

CHERYL A. SANTANIELLO

MORGAN L. SEWARD

MONTÉ T. SQUIRE

MICHAEL P. STAFFORD

RICHARD J. THOMAS

JAMES M. YOCH, JR.

SENIOR COUNSEL

CURTIS J. CROWTHER

OF COUNSEL

BRUCE M. STARGATT

STUART B. YOUNG

EDWARD B. MAXWELL, 2ND

JOSY W. INGERSOLL

June 8, 2010

Discover Bank

12 Reads Way

New Castle, Delaware 19720

Re:	Discover Card Master Trust I, Series 2007-CC
Discover Card Execution Note Trust, DiscoverSeries Notes
Forms of Opinion of Delaware Counsel to (i) Discover Bank
Regarding Perfection and Priority of Security Interests (Receivables)
And (ii) Discover Card Execution Note Trust Regarding Perfection and
Priority of Security Interests (Collateral Certificate)

Ladies and Gentlemen:

Reference is made to our two (2) forms of opinion referenced above, which forms of opinion we have provided to you on or about the date hereof. We hereby consent to (i) the filing of such forms of opinion with the U. S. Securities and Exchange Commission on or about the date hereof as one or more Exhibits to the Registration Statement on Form S-3 of Discover Bank, Discover Card Master Trust I, and Discover Card Execution Note Trust, and (ii) to the references to our firm in the prospectus included therein under the captions “The Seller, Depositor and Sponsor — Insolvency-Related Matters” and “Legal Matters”.

Very truly yours,

YOUNG CONAWAY STARGATT & TAYLOR, LLP

By:	/s/ Norman M. Powell
Norman M. Powell, Partner